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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       January 29, 2004

ALBEMARLE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Virginia	1-12658	54-1692118

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

330 South Fourth Street, Richmond, Virginia      23219

(Address of Principal Executive Offices)      (Zip Code)

Registrant's telephone number, including area code - (804) 788-6000

Former name or former address, if changed since last report - N/A

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99.1 Albemarle Corporation press release dated January 29, 2004.

Item 12.   Results of Operations and Financial Condition

On January 29, 2004, the Company issued a press release regarding its earnings for the period ended December 31, 2003. A copy of this release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report of Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

Date: January 29, 2004                                                                  ALBEMARLE CORPORATION

/s/ PAUL F. ROCHELEAU
Paul F. Rocheleau
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

         Exhibit No.

                99.1        Albemarle Corporation press release dated January 29, 2004.